UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2009

(Date of Report)

February 27, 2009

(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

We are filing this Current Report on Form 8-K to file certain historical and pro forma financial information relating to the Containerboard, Packaging and Recycling business (the “CBPR Business”) of Weyerhaeuser Company which was acquired by International Paper Company (the “Company”), on August 4, 2008. The following financial statements are attached:

•

Unaudited combined balance sheets of the CBPR Business as of June 29, 2008 and December 30, 2007, and the related combined statements of operations for the thirteen and twenty-six week periods ended June 29, 2008 and July 1, 2007, and the related combined statements of business unit equity, and cash flows for the twenty-six week periods ended June 29, 2008 and July 1, 2007, and the Report of Independent Registered Public Accounting Firm dated August 7, 2008.

The following unaudited pro forma condensed combined financial information of International Paper Company is provided:

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 23.1	Awareness letter of Independent Registered Public Accounting Firm.

Exhibit 99.1	Unaudited combined balance sheets of the CBPR Business as of June 29, 2008 and December 30, 2007, and the related combined statements of operations for the thirteen and twenty-six week periods ended June 29, 2008 and July 1, 2007, and the related combined statements of business unit equity, and cash flows for the twenty-six week periods ended June 29, 2008 and July 1, 2007, and the Report of Independent Registered Public Accounting Firm dated August 7, 2008.

Exhibit 99.2	Unaudited pro forma condensed combined statement of operations of International Paper Company for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)

By:	/s/ Maura Abeln Smith
	Name:	Maura Abeln Smith
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: February 27, 2009

Exhibit Index

Exhibit 23.1	Awareness letter of Independent Registered Public Accounting Firm.

Exhibit 99.1	Unaudited combined balance sheets of the CBPR Business as of June 29, 2008 and December 30, 2007, and the related combined statements of operations for the thirteen and twenty-six week periods ended June 29, 2008 and July 1, 2007, and the related combined statements of business unit equity, and cash flows for the twenty-six week periods ended June 29, 2008 and July 1, 2007, and the Report of Independent Registered Public Accounting Firm dated August 7, 2008.

Exhibit 99.2	Unaudited pro forma condensed combined statement of operations of International Paper Company for the year ended December 31, 2008.